REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 12, 2017, by and among Energy Transfer Equity, L.P., a Delaware limited partnership (the “Partnership”), and each of the Persons set forth on Schedule A to this Agreement (each, a “Purchaser” and collectively, the “Purchasers”).
WHEREAS, this Agreement is made and entered into in connection with the Closing of the issuance and sale of the Purchased Units pursuant to the Common Unit Purchase Agreement, dated as of January 6, 2017, by and among the Partnership and the Purchasers (the “Common Unit Purchase Agreement”); and
WHEREAS, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Common Unit Purchase Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Common Unit Purchase Agreement. The terms set forth below are used herein as so defined:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Commission” means the U.S. Securities and Exchange Commission.
“Common Unit Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.
“Effectiveness Period” has the meaning specified therefor in Section 2.01(a) of this Agreement.
“General Partner” means LE GP, LLC, a Delaware limited liability company.

1

“Holder” means the record holder of any Registrable Securities.
“Included Registrable Securities” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“In-Kind LD Amount” has the meaning specified therefor in Section 2.01(b) of this Agreement.
“Liquidated Damages” has the meaning specified therefor in Section 2.01(b) of this Agreement.
“Liquidated Damages Multiplier” means, with respect to a particular Purchaser, the product of (i) the Common Unit Price multiplied by (ii) the number of Purchased Units purchased by such Purchaser that may not be disposed of without restriction and without the need for current public information pursuant to any section of Rule 144 (or any successor or similar provision adopted by the Commission then in effect) under the Securities Act.
“Losses” has the meaning specified therefor in Section 2.09(a) of this Agreement.
“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager or managers of such Underwritten Offering.
“Opt-Out Notice” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“Parity Securities” has the meaning specified therefor in Section 2.02(b) of this Agreement.
“Partnership” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Person” means an individual or a corporation, limited liability company, partnership, firm, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
“Purchaser” and “Purchasers” have the meanings specified therefor in the introductory paragraph of this Agreement.
“Registrable Securities” means (i) the Common Units to be acquired by the Purchasers pursuant to the Common Unit Purchase Agreement and (ii) any Common Units issued as Liquidated Damages pursuant to Section 2.01(b) of this Agreement, and also includes any type of interest issued to the Holders pursuant to Section 3.04.
“Registration Expenses” has the meaning specified therefor in Section 2.08(b) of this Agreement.
“Registration Statement” has the meaning specified therefor in Section 2.01(a) of this Agreement.

“Selling Expenses” has the meaning specified therefor in Section 2.08(b) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.
“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.09(a) of this Agreement.
“Threshold Amount” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of (excluding transfers or assignments by a Holder to an Affiliate) pursuant to any section of Rule 144 (or any successor or similar provision adopted by the Commission then in effect) under the Securities Act; (c) when such Registrable Security is held by the Partnership or one of its subsidiaries or Affiliates; provided, however, that none of the Purchasers or their Affiliates shall be considered Affiliates of the Partnership; (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.11 hereof or (e) when such Registrable Security becomes eligible for resale without restriction and without the need for current public information pursuant to any section of Rule 144 (or any successor or similar provision adopted by the Commission then in effect) under the Securities Act.
ARTICLE II
REGISTRATION RIGHTS
Section 2.01 Registration.
(a) Effectiveness Deadline. Following the date hereof, but no later than 30 days following the Closing Date, the Partnership shall prepare and file a registration statement under the Securities Act to permit the public resale of Registrable Securities then outstanding from time to time as permitted by Rule 415 (or any similar provision then in effect) under the Securities Act with respect to all of the Registrable Securities (the “Registration Statement”). The Registration Statement filed pursuant to this Section 2.01(a) shall be on such appropriate registration form or forms of the Commission as shall be selected by the Partnership so long as it permits the continuous offering of the Registrable Securities pursuant to Rule 415 (or any successor or similar provision adopted by the Commission then in effect) under the Securities Act at then-prevailing market prices. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement to become effective on or as soon as practicable after the filing thereof. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01(a) to be effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement or documents incorporated therein by reference, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within two (2) Business Days of such date, the Partnership shall provide the Holders with written notice of the effectiveness of the Registration Statement.
(b) Failure to Go Effective. If the Registration Statement required by Section 2.01(a) is not declared effective by the Commission within, (i) in the case of a “no review” of the Registration Statement by the Commission, 60 days after the Closing Date, or (ii) in the case of “limited” or “full” review of the Registration Statement by the Commission, 90 days after the Closing Date (such date, the “Target Effective Date”), then each Holder shall be entitled to a payment (with respect to the Purchased Units of each such Holder), as liquidated damages and not as a penalty, of 0.25% of the Liquidated Damages Multiplier per 30-day period, that shall accrue daily, for the first 30 days following the Target Effective Date, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period, that shall accrue daily, for each subsequent 30 days (i.e., 0.5% for 31-60 calendar days following the Target Effective Date, 0.75% for 61-90 calendar days following the Target Effective Date, and 1.0% thereafter), up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the “Liquidated Damages”). The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within ten (10) Business Days after the end of each such 30-day period. Any Liquidated Damages shall be paid to each Holder in immediately available funds; provided, however, if the Partnership certifies that it is unable to pay Liquidated Damages in cash because such payment would result in a breach of or default under a credit facility or other debt instrument, then the Partnership shall pay such Liquidated Damages using as much cash as is permitted without causing a breach of or default under such credit facility or other debt instrument and shall pay the balance of any such Liquidated Damages (the “In-Kind LD Amount”) in kind in the form of the issuance of additional Common Units. Upon any issuance of Common Units as Liquidated Damages, the Partnership shall promptly (i) prepare and file an amendment to the Registration Statement prior to its effectiveness adding such Common Units to such Registration Statement as additional Registrable Securities and (ii) prepare and file a supplemental listing application with the NYSE (or such other national securities exchange on which the Common Units are then listed and traded) to list such additional Common Units. The determination of the number of Common Units to be issued as Liquidated Damages shall be equal to the quotient of (i) the dollar amount of the In-Kind LD Amount divided by (ii) the volume-weighted average closing price of the Common Units (as reported on the NYSE or the principal national securities exchange on which the Common Units are then traded) for the consecutive ten (10) trading day period ending on the close of trading on the trading day immediately preceding the date on which the Liquidated Damages payment is due. The payment of Liquidated Damages to a Holder shall cease at the earlier of (i) the Registration Statement becoming effective or (ii) when such Holder no longer holds Registrable Securities, assuming that each Holder is not an Affiliate of the Partnership. Any payment of Liquidated Damages shall be prorated for any period of less than 30 days in which the payment of Liquidated Damages ceases. If the Partnership is unable to cause a Registration Statement to go effective by the Target Effective Date as a result of an acquisition, merger, reorganization, disposition or other similar transaction, then the Partnership may request a waiver of the Liquidated Damages, and each Holder may individually grant or withhold its consent to such request in its discretion. For the avoidance of doubt, nothing in this Section 2.01(b) shall relieve the Partnership from its obligations under Section 2.01(a).

Section 2.02 Piggyback Rights.
(a) Participation. If the Partnership proposes to file (i) a shelf registration statement other than the Registration Statement contemplated by Section 2.01(a), (ii) a prospectus supplement to an effective shelf registration statement, other than the Registration Statement contemplated by Section 2.01(a), and Holders may be included without the filing of a post-effective amendment thereto, or (iii) a registration statement, other than a shelf registration statement, in each case, for the sale of Common Units in an Underwritten Offering for its own account and/or another Person, then as soon as practicable following the engagement of counsel by the Partnership to prepare the documents to be used in connection with an Underwritten Offering, the Partnership shall give notice (including, but not limited to, notification by electronic mail) of such proposed Underwritten Offering to each Holder (together with its Affiliates) holding at least $25.0 million of the then-outstanding Registrable Securities (calculated based on the Common Unit Price) (the “Threshold Amount”) and such notice shall offer such Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if the Partnership has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Common Units in the Underwritten Offering, then (A) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, the Partnership shall not be required to offer such opportunity to the Holders or (B) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). Any notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.01 hereof and receipt of such notice shall be confirmed and kept confidential by the Holder until such proposed Underwritten Offering is (i) publicly announced or (ii) such Holder receives notice that such proposed Underwritten Offering has been abandoned, which such notice shall be provided promptly by the Partnership to each Holder. Each such Holder shall then have two (2) Business Days (or one (1) Business Day in connection with any overnight or bought deal Underwritten Offering) after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Partnership shall determine for any reason not to undertake or to delay such Underwritten Offering, the Partnership may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities as part of such Underwritten Offering for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Partnership of such withdrawal at or prior to the time of pricing of such Underwritten Offering. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Partnership requesting that such Holder not receive notice from the Partnership of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Partnership shall not be required to deliver any notice to such Holder pursuant to this Section 2.02(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Partnership pursuant to this Section 2.02(a). The Holders indicated on Schedule A hereto as having opted out shall each be deemed to have delivered an Opt-Out Notice as of the date hereof.
(b) Priority. Other than situations outlined in Section 2.01 of this Agreement, if the Managing Underwriter(s) of any proposed Underwritten Offering advises the Partnership that the total amount of Registrable Securities that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Units offered or the market for the Common Units, then the Common Units to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter(s) advises the Partnership can be sold without having such adverse effect, with such number to be allocated (i) first, to the Partnership and (ii) second, pro rata among the Selling Holders who have requested participation in such Underwritten Offering and any other holder of securities of the Partnership having rights of registration that are neither expressly senior nor subordinated to the Registrable Securities (the “Parity Securities”). The pro rata allocations for each Selling Holder who has requested participation in such Underwritten Offering shall be the product of (a) the aggregate number of Registrable Securities proposed to be sold in such Underwritten Offering multiplied by (b) the fraction derived by dividing (x) the number of Registrable Securities owned on the Closing Date by such Selling Holder by (y) the aggregate number of Registrable Securities owned on the Closing Date by all Selling Holders plus the aggregate number of Parity Securities owned on the Closing Date by all holders of Parity Securities that are participating in the Underwritten Offering.

(c) Termination of Piggyback Registration Rights. Each Holder’s rights under this Section 2.02 shall terminate upon such Holder (together with its Affiliates) ceasing to hold at least the Threshold Amount. Each Holder shall notify the Partnership in writing when such Holder holds less than the Threshold Amount.

Section 2.03 Delay Rights.
Notwithstanding anything to the contrary contained herein, the Partnership may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement or other registration statement contemplated by this Agreement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement or other registration statement contemplated by this Agreement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement or such other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if, in the General Partner’s good faith determination, such use would (a) materially interfere with a significant acquisition, reorganization, financing or other similar transaction involving the Partnership, (b) require premature disclosure of material information that the Partnership has a bona fide business purpose for preserving as confidential or (c) render the Partnership unable to comply with applicable securities laws; provided, however, in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Registration Statement or such other registration statement for a period that exceeds an aggregate of 60 days in any 180-day period or 105 days in any 365-day period, in each case, exclusive of days covered by any lock-up agreement executed by a Selling Holder in connection with any Underwritten Offering. Upon disclosure of such information or the termination of the condition described above, the Partnership shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement or other registration statement contemplated by this Agreement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.
If (i) the Selling Holders shall be prohibited from selling their Registrable Securities under the Registration Statement or other registration statement contemplated by this Agreement as a result of a suspension pursuant to the immediately preceding paragraph in excess of the periods permitted therein or (ii) the Registration Statement or other registration statement contemplated by this Agreement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within 30 Business Days by a post-effective amendment thereto, a supplement to the prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or l5(d) of the Exchange Act, then, until the suspension is lifted or a post-effective amendment, supplement or report is filed with the Commission, but not including any day on which a suspension is lifted or such amendment, supplement or report is filed and declared effective, if applicable, the Partnership shall pay the Selling Holders an amount equal to the Liquidated Damages, following the earlier of (x) the date on which the suspension period exceeded the permitted period and (y) the thirty-first (31st) Business Day after the Registration Statement or other registration statement contemplated by this Agreement ceased to be effective or failed to be useable for its intended purposes, as liquidated damages and not as a penalty (for purposes of calculating

Liquidated Damages, the date in (x) or (y) above shall be deemed the Target Effective Date as used in the definition of Liquidated Damages). For purposes of this paragraph, a suspension shall be deemed lifted on the date that notice that the suspension has been terminated is delivered to the Selling Holders. Liquidated Damages pursuant to this paragraph shall cease to accrue upon the Purchased Units of such Holder becoming eligible for resale without restriction and without the need for current public information under any section of Rule 144 (or any successor or similar provision adopted by the Commission then in effect) under the Securities Act, assuming that each Holder is not an Affiliate of the Partnership, and any payment of Liquidated Damages shall be prorated for any period of less than 30 days in which the payment of Liquidated Damages ceases.

Section 2.04 Underwritten Offerings.
(a) General Procedures. In connection with any Underwritten Offering under this Agreement, the Partnership shall be entitled to select the Managing Underwriter(s). In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Partnership shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Partnership to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Partnership or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Partnership and the Managing Underwriter; provided, however, that such withdrawal must be made up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect the Partnership’s obligation to pay Registration Expenses. The Partnership’s management may but shall not be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering.
(b) No Demand Rights. Notwithstanding any other provision of this Agreement, no Holder shall be entitled to any “demand” rights or similar rights that would require the Partnership to effect an Underwritten Offering solely on behalf of the Holders.
Section 2.05 Sale Procedures. In connection with its obligations under this Article II, the Partnership will, as expeditiously as possible:

(a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus or prospectus supplement used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;
(b) if a prospectus or prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Registration Statement and the Managing Underwriter at any time shall notify the Partnership in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus or prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Partnership shall use its commercially reasonable efforts to include such information in such prospectus or prospectus supplement;

(c) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus or prospectus supplement included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;
(d) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Partnership will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;
(e) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any such other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any such other registration statement or any prospectus or prospectus supplement thereto;
(f) promptly notify each Selling Holder of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus or prospectus supplement contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
(g) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
(h) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Partnership dated the date of the closing under the underwriting agreement and (ii) a “comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Partnership’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Partnership and such other matters as such underwriters and Selling Holders may reasonably request;
(i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
(j) make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and Partnership and General Partner personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, that the Partnership need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Partnership;
(k) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Partnership are then listed;
(l) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(m) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
(n) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities; and
(o) if requested by a Selling Holder, (i) incorporate in a prospectus or prospectus supplement or post-effective amendment to the Registration Statement or any other registration statement contemplated by this Agreement such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus or prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus or prospectus supplement or post-effective amendment.
The Partnership shall not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any registration statement without such Holder’s consent. If the staff of the Commission requires the Partnership to name any Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act, and such Holder does not consent thereto after having had an opportunity to conduct customary underwriter’s due diligence (including receipt of comfort letters and opinions of counsel) with respect to the Partnership at the time such Holder’s consent is sought, then such Holder’s Registrable Securities shall not be included on the Registration Statement (or any other registration statement contemplated by this Agreement), such Holder shall no longer be entitled to receive Liquidated Damages under this Agreement with respect thereto, the Partnership shall have no further obligations hereunder with respect to Registrable

Securities held by such Holder, and such Holder shall have been deemed to have terminated this Agreement with respect to such Holder.
Each Selling Holder, upon receipt of notice from the Partnership of the happening of any event of the kind described in subsection (f) of this Section 2.05, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus or prospectus supplement contemplated by subsection (f) of this Section 2.05 or until it is advised in writing by the Partnership that the use of the prospectus or prospectus supplement may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus or prospectus supplement, and, if so directed by the Partnership, such Selling Holder will, or will request the Managing Underwriter(s), if any, to deliver to the Partnership (at the Partnership’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus or prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Section 2.06 Cooperation by Holders. The Partnership shall have no obligation to include in the Registration Statement or in an Underwritten Offering pursuant to Section 2.02(a) Registrable Securities of a Holder who has failed to timely furnish such information that the Partnership determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus or prospectus supplement, as applicable, to comply with the Securities Act.
Section 2.07 Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities agrees, if requested by the underwriters of an Underwritten Offering, to enter into a customary letter agreement with such underwriters providing such Holder will not effect any public sale or distribution of Registrable Securities during the 60 calendar day period beginning on the date of a prospectus or prospectus supplement filed with the Commission with respect to the pricing of any Underwritten Offering, provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Partnership or the officers, directors or any other Affiliate of the Partnership on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.07 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder. In addition, this Section 2.07 shall not apply to any Holder that is not entitled to participate in such Underwritten Offering, whether because such Holder delivered an Opt-Out Notice prior to receiving notice of the Underwritten Offering or because such Holder holds less than the Threshold Amount.
Section 2.08 Expenses.
(a) Expenses. The Partnership will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. For the avoidance of doubt, each Selling Holder’s pro rata allocation of Selling Expenses shall be the percentage derived by dividing (i) the number of Registrable Securities sold by such Selling Holder in connection with such sale by (ii) the aggregate number of Registrable Securities sold by all Selling Holders in connection with such sale. In addition, except as otherwise provided in Section 2.09 hereof, the Partnership shall not be responsible for professional fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.
(b) Certain Definitions. “Registration Expenses” means all expenses incident to the Partnership’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01(a) or an Underwritten Offering covered under this Agreement, and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes and the fees and disbursements of counsel and independent public accountants for the Partnership, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting fees, discounts and selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities.

Section 2.09 Indemnification.
(a) By the Partnership. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, managers, employees and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus or prospectus supplement, in the light of the circumstances under which such statement is made) contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, preliminary prospectus supplement or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in the light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating, defending or resolving any such Loss or actions or proceedings; provided, however, that the Partnership will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the Registration Statement or such other registration statement contemplated by this Agreement, preliminary prospectus, preliminary prospectus supplement, or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.
(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Partnership, the General Partner, its directors, officers, employees and agents and each Person, if any, who controls the Partnership within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, preliminary prospectus supplement, or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.09. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.09 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this

Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party.
(d) Contribution. If the indemnification provided for in this Section 2.09 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating, defending or resolving any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
(e) Other Indemnification. The provisions of this Section 2.09 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.
Section 2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to:
(a) use commercially reasonable efforts to make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 (or any successor or similar provision adopted by the Commission then in effect) under the Securities Act, at all times from and after the date hereof;
(b) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish, (i) to the extent accurate, forthwith upon request, a written statement of the Partnership that it has complied with the reporting requirements of Rule 144 (or any successor or similar provision adopted by the Commission then in effect) under the Securities Act, and (ii) unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.
Solely for purposes of this Section 2.10, the term “Registrable Securities” shall be read without regard to the limitation set forth in Section 1.02(e).
Section 2.11 Transfer or Assignment of Registration Rights. The rights to cause the Partnership to register Registrable Securities granted to the Purchasers by the Partnership under this Article II may be transferred or assigned by any Purchaser to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Purchaser, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least the Threshold Amount, (b) the Partnership is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement and (d) the transferor or assignor is not relieved of any obligations or liabilities hereunder arising out of events occurring prior to such transfer.
Section 2.12 Limitation on Subsequent Registration Rights. From and after the date hereof, the Partnership shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any current or future holder of any securities of the Partnership that would allow such current or future holder to require the Partnership to include securities in any registration statement filed by the Partnership on a basis other than pari passu with, or expressly subordinate to the rights of, the Holders of Registrable Securities hereunder.
ARTICLE III
MISCELLANEOUS
Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:
(a) if to a Purchaser, to the respective address listed on Schedule A hereof;
(b) if to a transferee of a Purchaser, to such Holder at the address provided pursuant to Section 2.11 above; and

(c) if to the Partnership:
Energy Transfer Equity, L.P.
c/o LE GP, LLC
8111 Westchester Drive, Suite 600
Dallas, Texas 72225
Attention: Chief Financial Officer
with a copy to:
Latham & Watkins LLP
811 Main Street, 37th Floor
Houston, Texas 77002
Attention: Bill Finnegan
Facsimile: 713.546.5401
Electronic Mail: Bill.Finnegan@lw.com

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.
Section 3.02 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.03 Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser only in accordance with Section 2.11 hereof.
Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Common Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of units and the like occurring after the date of this Agreement.
Section 3.05 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.
Section 3.06 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.
Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
Section 3.08 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.09 Governing Law. THIS AGREEMENT INCLUDING ALL ISSUES AND QUESTIONS CONCERNING ITS APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT, WILL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.
Section 3.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
Section 3.11 Entire Agreement. This Agreement, the Common Unit Purchase Agreement and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, representations or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Partnership set forth herein. This Agreement and the Common Unit Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.
Section 3.12 Amendment. This Agreement may be amended only by means of a written amendment signed by the Partnership and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.13 No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted transferees and assignees) and the Partnership shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Purchaser hereunder.
Section 3.15 Independent Nature of Purchaser’s Obligations. The obligations of each Purchaser (and their permitted transferees and assignees) under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
Section 3.16 Interpretation. Article and Section references to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified. Unless expressly set forth or qualified otherwise (e.g., by “Business” or “trading”), all references herein to a “day” are deemed to be a reference to a calendar day.
[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

ENERGY TRANSFER EQUITY, L.P.

By:	LE GP, LLC
(its General Partner)

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Group Chief Financial Officer

21

AT MLP FUND, LLC

By:	/s/ Adam Karpf
Name:	Adam Karpf
Title:	Managing Director

Goldman Sachs MLP Energy Infrastructure Fund Goldman Sachs Asset Management, L.P., its Investment Adviser

By:	/s/ Ganesh Jois
Name:	Ganesh Jois
Title:	Managing Director

Goldman Sachs MLP and Energy Renaissance Fund Goldman Sachs Asset Management, L.P., its Investment Adviser

By:	/s/ Ganesh Jois
Name:	Ganesh Jois
Title:	Managing Director

Goldman Sachs MLP Income Opportunities Fund Goldman Sachs Asset Management, L.P., its Investment Adviser

By:	/s/ Ganesh Jois
Name:	Ganesh Jois
Title:	Managing Director

Brookfield Global Infrastructure Securities Income Fund

By:	/s/ Peter Pages
Name:	Peter Pages
Title:	Director, Operations

Signature Page to Registration Rights Agreement

Brookfield Global Listed Infrastructure Fund
By:	/s/ Peter Pages
Name:	Peter Pages
Title:	Director, Operations

Brookfield Global Listed Master Fund LP
By:	/s/ Peter Pages
Name:	Peter Pages
Title:	Director, Operations

Brookfield Global Listed Infrastructure Income Fund Inc.
By:	/s/ Peter Pages
Name:	Peter Pages
Title:	Director, Operations

JNL/Brookfield Global Listed Infrastructure and MLP Fund
By:	/s/ Peter Pages
Name:	Peter Pages
Title:	Director, Operations

Brookfield Global Listed Infrastructure Long Short UCITS Fund
By:	/s/ Peter Pages
Name:	Peter Pages
Title:	Director, Operations

Brookfield Global Listed Infrastructure UCITS Fund
By:	/s/ Peter Pages
Name:	Peter Pages
Title:	Director, Operations

Signature Page to Registration Rights Agreement

Sanofi-Aventis US Pension Trust
By:	/s/ Peter Pages
Name:	Peter Pages
Title:	Director, Operations

HARTZ CAPITAL INVESTMENTS, LLC
By: Hartz Capital, Inc., its Manager
By:	/s/ Ronald J. Bangs
Name:	Ronald J. Bangs
Title:	Chief Operating Officer

CITIBANK, N.A.

By:	/s/ Daniel P. Breen
Name:	Daniel P. Breen
Title:	Vice President

SIG Strategic Investments, LLLP c/o Heights Capital Management Inc; its authorized agent

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Tina M. Payne
Name:	Tina M. Payne
Title:	Secretary

Signature Page to Registration Rights Agreement

CUSHING MLP OPPORTUNITY FUND, LP By: Cushing Asset Management, LP, its general partner By: Swank Capital, LLC, its General Partner
By:	/s/ Jerry V. Swank
Name:	Jerry V. Swank
Title:	Managing Member

CUSHING FUND, LP By: Cushing Asset Management, LP, its general partner By: Swank Capital, LLC, its General Partner
By:	/s/ Jerry V. Swank
Name:	Jerry V. Swank
Title:	Managing Member

THE CUSHING MLP TOTAL RETURN FUND By: Cushing Asset Management, LP, investment adviser By: Swank Capital, LLC, its General Partner
By:	/s/ Jerry V. Swank
Name:	Jerry V. Swank
Title:	Managing Member

HITE Hedge LP

By:	/s/ James Jampel
Name:	James Jampel
Title:	General Partner

HITE Hedge QP LP

By:	/s/ James Jampel
Name:	James Jampel
Title:	General Partner

Signature Page to Registration Rights Agreement

HITE MLP LP

By:	/s/ James Jampel
Name:	James Jampel
Title:	General Partner

HITE MLP Advantage LP

By:	/s/ James Jampel
Name:	James Jampel
Title:	General Partner

MTP ENERGY MASTER FUND LTD By MTP Energy Management LLC, its investment advisor By Magnetar Financial LLC, its sole member

By:	/s/ Ben Paull
Name:	Ben Paull
Title:	Chief Financial Officer

MAGNETAR CAPITAL FUND II LP By Magnetar Financial LLC, its general partner

By:	/s/ Ben Paull
Name:	Ben Paull
Title:	Chief Financial Officer

OZ DOMESTIC PARTNERS, L.P. By: OZ Advisors LP, its General Partner By: Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

Signature Page to Registration Rights Agreement

OZ DOMESTIC PARTNERS II, L.P. By: OZ Advisors LP, its General Partner By: Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

OZ OFFSHORE ATN INVESTORS I, LLC By: OZ Overseas Fund, Ltd., its Member By: Oz Management LP, its Investment Manager By: Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

OZ OFFSHORE ATN INVESTORS II, LLC By: Oz Overseas Intermediate Fund II, Ltd., its Member By: Oz Advisors II LP, its General Partner By: Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

Signature Page to Registration Rights Agreement

OZ GLOBAL SPECIAL INVESTMENTS, L.P. By: OZ Advisors LP, its General Partner By: Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

OZ GLOBAL EQUITY OPPORTUNITIES DOMESTIC PARTNERS, L.P.

By: Oz Management II LP, its Investment Manager

By: Och-Ziff Holding II LLC, its General Partner

By: OZ Management LP, its Member

By: Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

OZ OFFSHORE ATN INVESTORS VI, LLC

By: OZ Global Equity Opportunities Overseas Intermediate Fund, L.P., its Member

By: OZ Advisors II LP, its General Partner

By: Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

Signature Page to Registration Rights Agreement

OZ ENHANCED DOMESTIC PARTNERS, L.P. By: OZ Advisors LP, its General Partner By: Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

OZ OFFSHORE ATN INVESTORS V, LLC By: OZ Enhanced Overseas Intermediate Fund, L.P., its Member By: Oz Advisors II LP, its General Partner By: Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

OZFT HOLDINGS, LLC By: Gordel Capital Limited, its Member By: OZ Management LP, its Investment Manager By: Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

Salient MLP Fund, L.P. By: Salient Capital Advisors, LLC Its Investment Manager

By:	/s/ Gregory A. Reid
Name:	Gregory A. Reid
Title:	Managing Director

Signature Page to Registration Rights Agreement

Salient MLP & Midstream Income Fund, L.P. By: Salient Capital Advisors, LLC Its Investment Manager

By:	/s/ Gregory A. Reid
Name:	Gregory A. Reid
Title:	Managing Director

Salient MLP & Energy Infrastructure Fund By: Salient Capital Advisors, LLC Its Investment Manager

By:	/s/ Gregory A. Reid
Name:	Gregory A. Reid
Title:	Managing Director

TORTOISE DIRECT OPPORTUNITIES FUND, LP By: TORTOISE DIRECT OPPORTUNITIES GP LLC, its General Partner

By:	/s/ Kyle Krueger
Name:	Kyle Krueger
Title:	Director

TORTOISE ENERGY INFRASTRUCTURE CORP. By: TORTOISE CAPITAL ADVISORS, L.L.C. as its Investment Adviser

By:	/s/ Brian Kessens
Name:	Brian Kessens
Title:	Managing Director

TORTOISE MLP FUND, INC. By: TORTOISE CAPITAL ADVISORS, L.L.C. as its Investment Adviser

By:	/s/ Brian Kessens
Name:	Brian Kessens
Title:	Managing Director

Signature Page to Registration Rights Agreement

TORTOISE ENERGY INDEPENDENCE FUND, INC. By: TORTOISE CAPITAL ADVISORS, L.L.C. as its Investment Adviser

By:	/s/ Brian Kessens
Name:	Brian Kessens
Title:	Managing Director

TORTOISE MLP & PIPELINE FUND By: TORTOISE CAPITAL ADVISORS, L.L.C. as its Investment Adviser

By:	/s/ Brian Kessens
Name:	Brian Kessens
Title:	Managing Director

TORTOISE VIP MLP & PIPELINE PORTFOLIO By: TORTOISE CAPITAL ADVISORS, L.L.C. as its Investment Adviser

By:	/s/ Brian Kessens
Name:	Brian Kessens
Title:	Managing Director

TORTOISE PIPELINE & ENERGY FUND, INC. By: TORTOISE CAPITAL ADVISORS, L.L.C. as its Investment Adviser

By:	/s/ Brian Kessens
Name:	Brian Kessens
Title:	Managing Director

Signature Page to Registration Rights Agreement

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC. By: TORTOISE CAPITAL ADVISORS, L.L.C. as its Investment Adviser

By:	/s/ Brian Kessens
Name:	Brian Kessens
Title:	Managing Director

TEXAS MUTUAL INSURANCE COMPANY By: TORTOISE CAPITAL ADVISORS, L.L.C. as its Investment Adviser

By:	/s/ Brian Kessens
Name:	Brian Kessens
Title:	Managing Director

ZP ENERGY FUND, L.P. By: ZP Energy GP, LLC, its general partner

By:	/s/ Stuart J. Zimmer
Name:	Stuart J. Zimmer
Title:	Managing Member

Signature Page to Registration Rights Agreement

Schedule A – Purchaser Name; Notice and Contact Information

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]

AT MLP FUND, LLC	Amanda Garvey 1700 Lincoln Street, Suite 550 Denver CO agarvey@atlantictrust.com 720-221-5056	20-8004829	Yes

Goldman Sachs MLP Energy Infrastructure Fund
Address for notices:

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND
c/o Goldman Sachs Asset Management, L.P.
200 West Street, New York, NY 10282
Phone: (212) 934-3061
Attn: Ganesh Jois
Email: Ganesh.Jois@gs.com

Address for delivery of certificates:
M/S CCB0501
State Street Bank
1 Iron Street
Boston, MA 02110
Phone: (617) 622-7062
Fax: (617) 369-9843
Attn: John Lewis
Email: jflewis@statestreet.com

		46-1974704	No – Not Opting Out

Schedule A

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]
Goldman Sachs MLP and Energy Renaissance Fund
Address for notices:

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND
c/o Goldman Sachs Asset Management, L.P.
200 West Street, New York, NY 10282
Phone: (212) 934-3061
Attn: Ganesh Jois
Email: Ganesh.Jois@gs.com

Address for delivery of certificates:
M/S CCB0501
State Street Bank
1 Iron Street
Boston, MA 02110
Phone: (617) 622-7062
Fax: (617) 369-9843
Attn: John Lewis
Email: jflewis@statestreet.com

		47-1497006	No – Not Opting Out

Schedule A

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]
Goldman Sachs MLP Income Opportunities Fund
Address for notices:

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND
c/o Goldman Sachs Asset Management, L.P.
200 West Street, New York, NY 10282
Phone: (212) 934-3061
Attn: Ganesh Jois
Email: Ganesh.Jois@gs.com

Address for delivery of certificates:
M/S CCB0501
State Street Bank
1 Iron Street
Boston, MA 02110
Phone: (617) 622-7062
Fax: (617) 369-9843
Attn: John Lewis
Email: jflewis@statestreet.com

		46-3405566	No – Not Opting Out

Brookfield Global Infrastructure Securities Income Fund	c/o Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281 Attn: General Counsel BIMLegal@Brookfleid.com CC: leonardo.anguiano@brookfleid.com	98-1134655	No – Not Opting Out

Schedule A

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]
Brookfield Global Listed Infrastructure Income Fund Inc.	c/o Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281 Attn: General Counsel BIMLegal@Brookfleid.com CC: leonardo.anguiano@brookfleid.com	80-0736693	No – Not Opting Out

Brookfield Global Listed Infrastructure Master Fund LP	c/o Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281 Attn: General Counsel BIMLegal@Brookfleid.com CC: leonardo.anguiano@brookfleid.com	26-2059854	No – Not Opting Out

Brookfield Global Listed Infrastructure Fund	c/o Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281 Attn: General Counsel BIMLegal@Brookfleid.com CC: leonardo.anguiano@brookfleid.com	32-0346110	No – Not Opting Out

JNL/Brookfield Global Infrastructure and MLP Fund	c/o Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281 Attn: General Counsel BIMLegal@Brookfleid.com CC: leonardo.anguiano@brookfleid.com	45-3362734	No – Not Opting Out

Schedule A

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]

Brookfield Global Listed Infrastructure Long Short UCITS Fund	c/o Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281 Attn: General Counsel BIMLegal@Brookfleid.com CC: leonardo.anguiano@brookfleid.com	98-1084245	No – Not Opting Out
Brookfield Global Listed Infrastructure UCITS Fund	c/o Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281 Attn: General Counsel BIMLegal@Brookfleid.com CC: leonardo.anguiano@brookfleid.com	98-1084245	No – Not Opting Out

Sanofi-Aventis US Pension Trust	c/o Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281 Attn: General Counsel BIMLegal@Brookfleid.com CC: leonardo.anguiano@brookfleid.com	04-3462010	No – Not Opting Out

Schedule A

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]
Hartz Capital Investments, LLC	Noah B. Lerner 400 Plaza Drive Secaucus, NJ 07094 (201) 272-6004 noah.lerner@hartzcapital.com With a copy to: Andrew M.W. Yeung 400 Plaza Drive Secaucus, NJ 07094 (201) 272-6043 andrew.yeung@hartzcapital.com	26-1474239	TBD

Citibank, N.A.	Dustin Sheppard Citi Markets Middle Office 390 Greenwich Street – 3rd Floor New York, NY 10013 dustin.c.sheppard@citi.com 1-212-723-5757	13-5266470	No – Not Opting Out

SIG Strategic Investments, LLLP	c/o Heights Capital Management Inc. 401 E City Ave, Suite 220 Bala Cynwyd, PA 19004 P: 610-747-2368 E: Brad.Alles@sig.com	27-0145904	Yes – Opt Out

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	c/co Cohen & Steers Capital Management, Inc. Attn: General Counsel 280 Park Ave., Fl. 10 New York, NY 10017 Tel: 212-832-3232 Fax: 212-822-1600 fundlegalgroup@cohenandsteers.com	46-1881137	No. Deliver notice of any underwritten offering pursuant to Section 2.02(a)

Cushing MLP Opportunity Fund, LP	Cushing Asset Management, LP 8117 Preston Road, Suite 440 Dallas, TX 75225 (214) 635-1708 operations@cushingasset.com	20-5521476	No – Not Opting Out

Schedule A

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]

Cushing Fund, LP	Cushing Asset Management, LP 8117 Preston Road, Suite 440 Dallas, TX 75225 (214) 635-1708 operations@cushingasset.com	20-3661357	No – Not Opting Out

The Cushing MLP Total Return Fund	Cushing Asset Management, LP 8117 Preston Road, Suite 440 Dallas, TX 75225 (214) 635-1708 operations@cushingasset.com	35-2303963	No – Not Opting Out

HITE Hedge LP	300 Washington St. Suite 308 Newton, MA 02458 617-431-4360 jconant@hitehedge.com	20-0438282	No – Not Opting Out

HITE Hedge QP LP	300 Washington St. Suite 308 Newton, MA 02458 617-431-4360 jconant@hitehedge.com	30-0801321	No – Not Opting Out

HITE MLP LP	300 Washington St. Suite 308 Newton, MA 02458 617-431-4360 jconant@hitehedge.com	26-0300004	No – Not Opting Out

HITE MLP Advantage LP	300 Washington St. Suite 308 Newton, MA 02458 617-431-4360 jconant@hitehedge.com	46-1015606	No – Not Opting Out

MTP ENERGY MASTER FUND LTD	1603 Orrington Avenue 13th Floor, Evanston, IL 60201 T: 847-905-4400 E: mtp_notices@magnetar.com	98-0590199	No

Schedule A

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]

MAGNETAR CAPITAL FUND II LP	1603 Orrington Avenue 13th Floor, Evanston, IL 60201 T: 847-905-4400 E: mtp_notices@magnetar.com	80-0506208	No

OZ Domestic Partners, L.P.	c/o OZ Management, L.P. 9 West 57th Street, 39th Floor New York, NY 10019 Attn: legalnotices@ozcap.com	13-3978853	Yes – Opt Out

OZ Domestic Partners II, L.P.	c/o OZ Management, L.P. 9 West 57th Street, 39th Floor New York, NY 10019 Attn: legalnotices@ozcap.com	73-1683118	Yes – Opt Out

OZ Offshore ATN Investors I, LLC	c/o OZ Management, L.P. 9 West 57th Street, 39th Floor New York, NY 10019 Attn: legalnotices@ozcap.com	26-0363809	Yes – Opt Out

OZ Offshore ATN Investors II, LLC	c/o OZ Management, L.P. 9 West 57th Street, 39th Floor New York, NY 10019 Attn: legalnotices@ozcap.com	26-0363754	Yes – Opt Out

OZ Global Special Investments, L.P,	c/o OZ Management, L.P. 9 West 57th Street, 39th Floor New York, NY 10019 Attn: legalnotices@ozcap.com	06-1757632	Yes – Opt Out

OZ Offshore ATN Investors VI, LLC	c/o OZ Management, L.P. 9 West 57th Street, 39th Floor New York, NY 10019 Attn: legalnotices@ozcap.com	26-4583535	Yes – Opt Out

OZ Global Equity Opportunities Domestic Partners, L.P.	c/o OZ Management, L.P. 9 West 57th Street, 39th Floor New York, NY 10019 Attn: legalnotices@ozcap.com	46-1516919	Yes – Opt Out

Schedule A

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]
OZ Enhanced Domestic Partners, L.P.	c/o OZ Management, L.P. 9 West 57th Street, 39th Floor New York, NY 10019 Attn: legalnotices@ozcap.com	45-5207841	Yes – Opt Out

OZ Offshore ATN Investors V, LLC	c/o OZ Management, L.P. 9 West 57th Street, 39th Floor New York, NY 10019 Attn: legalnotices@ozcap.com	26-4583612	Yes – Opt Out
OZFT Holdings, LLC	c/o OZ Management, L.P. 9 West 57th Street, 39th Floor New York, NY 10019 Attn: legalnotices@ozcap.com	26-4583266	Yes – Opt Out

Salient MLP Fund, L.P.	Matt Hibbetts 713-548-2626 Paula Canlas 713-548-2603 DL-MLPOperations@salientpartners.com Attention: MLP Operations 4265 San Felipe Suite 800 Houston, TX 77027	26-0751228	No – Not Opting Out

Salient MLP & Midstream Income Fund, L.P.	Matt Hibbetts 713-548-2626 Paula Canlas 713-548-2603 DL-MLPOperations@salientpartners.com Attention: MLP Operations 4265 San Felipe Suite 800 Houston, TX 77027	81-3848792	No – Not Opting Out

Salient MLP & Energy Infrastructure Fund	Matt Hibbetts 713-548-2626 Paula Canlas 713-548-2603 DL-MLPOperations@salientpartners.com Attention: MLP Operations 4265 San Felipe Suite 800 Houston, TX 77027	45-5216026	No – Not Opting Out

Schedule A

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]
Tortoise Direct Opportunities Fund, LP	11550 Ash Street Suite 300 Leawood, KS 66209 Attention: Kyle Krueger 913-981-1020 kkrueger@tortoiseadvisors.com	81-2728667	No – Not Opting Out

Tortoise Energy Infrastructure Corp.	11550 Ash Street Suite 300 Leawood, KS 66209 Attention: Brian Kessens 913-981-1020 bkessens@tortoiseadvisors.com	20-0384222	No – Not Opting Out

Tortoise MLP Fund, Inc.	11550 Ash Street Suite 300 Leawood, KS 66209 Attention: Brian Kessens 913-981-1020 bkessens@tortoiseadvisors.com	27-2414975	No – Not Opting Out

Tortoise Energy Independence Fund, Inc.	11550 Ash Street Suite 300 Leawood, KS 66209 Attention: Brian Kessens 913-981-1020 bkessens@tortoiseadvisors.com	45-5176345	No – Not Opting Out

Tortoise MLP & Pipeline Fund	11550 Ash Street Suite 300 Leawood, KS 66209 Attention: Brian Kessens 913-981-1020 bkessens@tortoiseadvisors.com	27-4934655	No – Not Opting Out

Tortoise VIP MLP & Pipeline Portfolio	11550 Ash Street Suite 300 Leawood, KS 66209 Attention: Brian Kessens 913-981-1020 bkessens@tortoiseadvisors.com	46-4868167	No – Not Opting Out

Schedule A

Purchaser Name [Please list each fund]	Notice and Contact Information [Please provide address, phone and email]	Tax I.D. Number [Please provide for each fund]	Opt-Out Election per Section 2.02(a) [Please indicate “Yes- Opt Out” or “No-Not Opting Out”]
Tortoise Pipeline & Energy Fund, Inc.	11550 Ash Street Suite 300 Leawood, KS 66209 Attention: Brian Kessens 913-981-1020 bkessens@tortoiseadvisors.com	45-2785066	No – Not Opting Out

Tortoise Power and Energy Infrastructure Fund, Inc.	11550 Ash Street Suite 300 Leawood, KS 66209 Attention: Brian Kessens 913-981-1020 bkessens@tortoiseadvisors.com	26-0573018	No – Not Opting Out

Texas Mutual Insurance Company	Tortoise Capital Advisors, L.L.C. 11550 Ash Street Suite 300 Leawood, KS 66209 Attention: Brian Kessens 913-981-1020 bkessens@tortoiseadvisors.com	74-2615873	No – Not Opting Out

ZP Energy Fund, L.P.	Barbara Burger 888 Seventh Avenue 23rd Floor New York, NY 10106 bburger@zimmerpartners.com mpressman@zimmerpartners.com	36-4788936	No

Schedule A